ADVISOR'S DISCIPLINED TRUST 42

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge is 3.95% of the public offering price per unit and the concession or agency commission allowed to broker-dealers and other selling firms by the sponsor is 3.25% of the public offering price per unit.

Supplement Dated:  June 19, 2006